UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-5C25
(Central Index Key Number 0002013825)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC
(Central Index Key Number 0001840727)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-13	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On March 28, 2024, Barclays Commercial Mortgage Securities LLC (the “Registrant”) caused the issuance, pursuant to a pooling and servicing agreement, dated and effective as of March 1, 2024 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Lender Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2024-5C25, Commercial Mortgage Pass-Through Certificates, Series 2024-5C25 (the “Certificates”). The Certificates will consist of the classes (each, a “Class”) designated as (i) Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

The Publicly Certificates were sold to Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets, Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, DBSI, CGMI, UBS Securities, SGAS, BMO Capital Markets, KeyBanc and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 15, 2024, among the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

The Privately Certificates were sold to Barclays, DBSI, CGMI, UBS Securities, SGAS, BMO Capital Markets, KeyBanc, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 15, 2024, among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-5C25 (the “Issuing Entity”), a common law trust fund to be formed on March 28, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial and/or multifamily mortgage loans. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Barclays Capital Real Estate Inc., 3650 Real Estate Investment Trust 2 LLC, Citi Real Estate Funding Inc., German American Capital Corporation, Argentic Real Estate Finance 2 LLC, KeyBank National Association, BSPRT CMBS Finance, LLC, Societe Generale Financial Corporation, Starwood Mortgage Capital LLC, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, and Bank of Montreal.

On March 28, 2024, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $792,209,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,376,879.49, were approximately $785,832,120.51. Of the expenses paid by the Registrant, approximately $1,506,602.45 were paid directly to affiliates of the Registrant, $44,687.48 in the form of fees were paid to the Underwriters, $111,718.71 were paid to or for the Underwriters and $4,713,870.84 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.

Further information regarding such sales has been previously provided on the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (Filing Date: March

19, 2024) and in the Prospectus, dated March 15, 2024 and as filed with the Securities and Exchange Commission on March 19, 2024. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Credit Risk Retention

3650 Real Estate Investment Trust 2 LLC, in its capacity as retaining sponsor (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 17 C.F.R. Part 246 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding of the Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class J-RR Certificates (collectively, the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) with a fair value of $46,324,054 that represents approximately 5.085% of the fair value of all Classes of Certificates (other than the Class R Certificates), based on actual sale prices and finalized tranche sizes pursuant to the Certificate Purchase Agreement. The Retaining Sponsor, in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, is required to retain an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $45,545,936, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Certificates (other than the Class R Certificates), excluding accrued interest.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Preliminary Prospectus dated March 12, 2024 and as filed with the Securities and Exchange Commission on March 12, 2024 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 28, 2024.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 28, 2024 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Vice President